UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2008
Integrated Electrical Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13783	76-0542208
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1800 West Loop South, Suite 500
Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 860-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
     On June 17, 2008, the Board of Directors of Integrated Electrical Services, Inc. (the “Company”) approved the Company’s new common stock certificate (the “New Certificate”). Holders of the Company’s current common stock certificates will not be effected by the approval of the New Certificate. The New Certificates will be issued by the Company on a going-forward basis.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits

Exhibit Number	Description
Exhibit 4.1	Specimen Common Stock Certificate

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.
Date: June 18, 2008	By:	/s/ Curt L. Warnock
Curt L. Warnock
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 4.1	Specimen Common Stock Certificate